Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS:
Cash and cash equivalents	$ 1,016,360	$ 477,234
Participant-directed investments at fair value	511,335,661	435,396,146
Participant contribution receivables	93,020	793,235
Employer contribution receivables	2,206,994	1,705,712
Notes receivable from participants	3,726,331	3,555,325
Total assets	518,378,366	441,927,652
LIABILITIES:
Other liabilities	10,170	19,728
Total liabilities	10,170	19,728
NET ASSETS AVAILABLE FOR BENEFITS	$ 518,368,196	$ 441,907,924